UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 27, 2015

American Brewing Company, Inc.
(Exact name of registrant as specified in its charter)

Washington
(State or other jurisdiction of incorporation)

333-193725	27-2432263
(Commission File Number)	(IRS Employer Identification No.)

180 West Dayton Street, Warehouse 102, Edmonds, WA	98020
(Address of principal executive offices)	(Zip Code)

(425) 774-1717
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

This Current Report on Form 8-K and other written and oral statements made from time to time by us may contain so-called "forward-looking statements," all of which are subject to risks and uncertainties. Forward-looking statements can be identified by the use of words such as "expects," "plans," "will," "forecasts," "projects," "intends," "estimates," and other words of similar meaning. One can identify them by the fact that they do not relate strictly to historical or current facts. These statements are likely to address our growth strategy, financial results and product and development programs. One must carefully consider any such statement and should understand that many factors could cause actual results to differ from our forward looking statements. These factors may include inaccurate assumptions and a broad variety of other risks and uncertainties, including some that are known and some that are not. No forward looking statement can be guaranteed and actual future results may vary materially.

Information regarding market and industry statistics contained in this Current Report on Form 8-K is included based on information available to us that we believe is accurate. It is generally based on industry and other publications that are not produced for purposes of securities offerings or economic analysis. We have not reviewed or included data from all sources, and cannot assure investors of the accuracy or completeness of the data included in this Current Report. Forecasts and other forward-looking information obtained from these sources are subject to the same qualifications and the additional uncertainties accompanying any estimates of future market size, revenue and market acceptance of products and services. We do not assume any obligation to update any forward-looking statement. As a result, investors should not place undue reliance on these forward-looking statements.

Item 1.02 Termination of a Material Definitive Agreement

See Item 8.01 below.

 Item 8.01 Other Events.

On April 27, 2015, the Company's Chief Executive Officer and member of the board of directors, Neil Fallon, forgave Three Hundred Sixty Thousand Dollars ($360,000) in accrued officer compensation, which shall be removed from the liabilities of the Company.  Neil Fallon is no longer owed any accrued compensation by the Company.

On April 27, 2015, the Company's Vice President and member of the board of directors, Julie Anderson, forgave One Hundred Forty Thousand Dollars ($140,000) in accrued officer compensation, which shall be removed from the liabilities of the Company.  Julie Anderson is still owed One Hundred Thousand Dollars ($100,000) in accrued officer compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN BREWING COMPANY, INC.

Date: April 27, 2015	By:	/s/ Neil Fallon
Neil Fallon, Chief Executive Officer

	By:	/s/ Julie Anderson
Julie Anderson, Vice President